NEED AN EXHIBIT NUMBER!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!!











               NEITHER THIS WARRANT NOR ANY SHARES OF COMMON STOCK OR OTHER SECURITIES ISSUED ON THE THE EXERCISE HEREOF, HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE NOTE HAS BEEN (AND ANY SHARES OF COMMON STOCK OR OTHER SECURITIES ISSUED UPON CONVERSION THEREOF WILL BE) ACQUIRED FOR INVESTMENT AND MUST BE HELD INDEFINITELY UNLESS SUBSEQUENTLY REGISTERED UNDER THE ACT OR IN THE OPINION OF COUNSEL TO THE COMPANY, AN EXEMPTION FROM REGISTRATION UNDER THE ACT IS AVAILABLE.


THIS WARRANT SHALL BE VOID AFTER 5:00 P.M. EASTERN TIME ON APRIL 1, 2012 (THE "EXPIRATION DATE").

PW No. __

                           TURBODYNE TECHNOLOGIES INC
                               WARRANT TO PURCHASE
                             SHARES OF COMMON STOCK

         FOR VALUE RECEIVED, Stamford Research LLC, a New Mexico limited liability company ("HOLDER"), is entitled to purchase, subject to the provisions of this Warrant, from Turbodyne Technologies Inc., a Nevada corporation ("COMPANY"), 6,400,000 shares ("WARRANT SHARES") of the Company's common stock, ("COMMON STOCK"). The Holder may purchase the Warrant Shares at any time after the Trigger Event as hereinafter defined but not later than 5:00 P.M., Eastern time, on the Expiration Date (as defined above), at an exercise price per share initially equal to $0.0117. The exercise price in effect shall hereinafter be referred to as the "WARRANT PRICE. The number of Warrant Shares purchasable upon exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time as described herein. All references in this Warrant to dollar amounts shall be to United States dollars.

SECTION 1.Certain Definitions. The following terms shall have the meanings set forth below:

"Service Arrangements" shall mean the Consulting Agreement dated as of _____ __, 2006, between the Company and Holder or substitute Employment Agreement between the Company and Designated Consulting Executive entered into pursuant to such Consulting Agreement.

"Triggering Event" shall refer to the date of filing of a report with the Securities & Exchange Commission containing reviewed or audited statements reflecting EBITA or earnings before taxes, interest or amortization of $1,000,000 and provided such filing occurs during the period that a Service Arrangement is in effect..

SECTION 2. TRANSFERS. As provided herein, this Warrant may be transferred only pursuant to a registration statement filed under the Securities Act of 1933, as amended ("SECURITIES ACT"), or an exemption from such registration. Subject to such restrictions, the Company shall transfer this Warrant from time to time upon the books to be maintained by the Company for that purpose, upon surrender thereof for transfer properly endorsed or accompanied by appropriate instructions for transfer and such other documents as may be reasonably required by the Company, including, if required by the Company, an opinion of its counsel to the effect that such transfer is exempt from the registration requirements of the Securities Act, to establish that such transfer is being made in accordance with the terms hereof, and a new Warrant shall be issued to the transferee and the surrendered Warrant shall be canceled by the Company.

SECTION 3.        EXERCISE OF WARRANT.

                  (a) Subject to the provisions hereof, Warrant holder may exercise this Warrant in whole or in part (in minimum amounts of 10,000 Warrants, or if less, the remaining unexercised Warrants) at any time prior to its expiration. upon surrender of the Warrant, together with delivery of the duly executed Warrant Exercise Form attached hereto as APPENDIX A with , payment by cash, certified check or wire transfer of funds for the aggregate Warrant Price for that number of Warrant Shares then being purchased, to the Company during normal business hours on any business day at the Company's principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof).


                  (b) The Warrant Shares so purchased shall be deemed to be issued to the holder hereof or such holder's designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered or delivered (or evidence of loss, theft or destruction thereof and security or indemnity satisfactory to the Company)and (i) the Warrant Price shall have been paid and the completed Warrant Exercise Form shall have been delivered. Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Warrant Exercise Form , shall be delivered to the holder hereof within a reasonable time, not exceeding five business days, after this Warrant shall have been so exercised. The certificates so delivered shall be in such denominations as may be requested by the holder hereof and shall be registered in the name of such holder or such other name as shall be designated by such holder. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised. As used in this Agreement, "business day" means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

SECTION 4. Legend in COMPLIANCE WITH THE SECURITIES ACT. The Company may cause the legend set forth on the first page of this Warrant to be set forth on each Warrant or similar legend on any security issued or issuable upon exercise of this Warrant, unless counsel for the Company is of the opinion as to any such security that such legend is unnecessary.

SECTION 5. PAYMENT OF TAXES. The Company will pay any documentary stamp taxes attributable to the initial issuance of Warrant Shares issuable upon the exercise of the Warrant; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificates for Warrant Shares in a name other than that of the registered holder of this Warrant in respect of which such shares are issued, and in such case, the Company shall not be required to issue or deliver any certificate for Warrant Shares or any Warrant until the person requesting the same has paid to the Company the amount of such tax or has established to the Company's reasonable satisfaction that such tax has been paid. The holder shall be responsible for income taxes due under federal, state or other law, if any such tax is due.

 SECTION 6. MUTILATED OR MISSING WARRANTS. In case this Warrant shall be mutilated, lost, stolen, or destroyed, the Company shall issue in exchange and substitution of and upon cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and for the purchase of a like number of Warrant Shares, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of the Warrant, and with respect to a lost, stolen or destroyed Warrant, reasonable indemnity or bond with respect thereto, if requested by the Company.

SECTION 7. RESERVATION OF COMMON STOCK. The Company hereby represents and warrants that there have been reserved, and the Company shall at all applicable times keep reserved until issued (if necessary) as contemplated by this SECTION 7, out of the authorized and unissued shares of Common Stock, sufficient shares to provide for the exercise of the rights of purchase represented by this Warrant. The Company agrees that all Warrant Shares issued upon due exercise of the Warrant shall be, at the time of delivery of the certificates for such Warrant Shares, duly authorized, validly issued, fully paid and non-assessable shares of Common Stock of the Company.

SECTION 8. ADJUSTMENTS UPON STOCK EVENTS AND STOCK ISSUANCES. Subject and pursuant to the provisions of this SECTION 8, the Warrant Price and number of Warrant Shares subject to this Warrant shall be subject to adjustment from time to time as set forth hereinafter.

                  (a). If outstanding shares of the common stock shall be subdivided into a greater number of shares or a dividend in common stock shall be paid in respect of common stock, the Fixed Conversion Price in effect immediately prior to such subdivision or dividend shall simultaneously with the effectiveness of such subdivision or dividend be proportionately reduced. If outstanding shares of common stock shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. In each case the number of Warrant Shares shall be similarly increased or decreased as the case may be.

..
                  (b) In case there occurs any reclassification or change of the outstanding securities of which are at the time receivable in conjunction with the Security Agreement or any corporate reorganization on or after the date hereof, then and in each such case the Holder, upon the exercise hereof at any time after the consummation of such reclassification, change or reorganization, shall be entitled to receive, in lieu of common stock, the stock or other securities or property to which such Holder would have been entitled upon such consummation if such Holder had converted this Note immediately prior thereto, all subject to further adjustment pursuant to the provisions of this Sections 8.


SECTION 9. FRACTIONAL INTEREST. The Company shall not be required to issue fractions of Warrant Shares upon the exercise of this Warrant. If any fractional share of Common Stock would, except for the provisions of the first sentence of this SECTION 9, be deliverable upon such exercise, the Company, in lieu of delivering such fractional share, shall pay to the exercising holder of this Warrant an amount in cash equal to the Market Value of such fractional share of Common Stock on the date of exercise. For purposes hereof, the "Market Price" shall mean: the 4:00 p.m. closing bid prices for the Common Stock on the OTC Pink Sheets, NASD OTC Bulletin Board, NASDAQ Small Cap Market, NASDAQ National Market System, American Stock Exchange, or New York Stock Exchange (whichever of the foregoing is at the time the principal trading exchange or market for the Common Stock, or if the shares are not then trading on a Principal Market, such other market or exchange where the Common Stock is listed or traded.

SECTION 10. NOTICES OF ADJUSTMENTS. Upon the happening of any event requiring an adjustment of the Warrant Price or the number of Warrant Shares purchasable hereunder, the Company shall promptly give written notice thereof to the Holder at the address appearing in the records of the Company, stating the adjusted Warrant Price and/or the adjusted number of Warrant Shares resulting from such event and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Failure to give such notice to the Holder or any defect therein shall not affect the legality or validity of the subject adjustment.

SECTION 11. BENEFIT. Nothing in this Warrant shall be construed to give any person, firm or corporation (other than the Company and the Holder) any legal or equitable right, remedy or claim, it being agreed that this Warrant shall be for the sole and exclusive benefit of the Company and the Holder.
..
SECTION 12 . NOTICE OF CERTAIN EVENTS. The Company shall give the Holder at least 20 days' prior written notice before the earlier of the establishment of any record date in connection with, or any closing or effective date for, any of the events described in Sections 8(a) or 8 (b) hereof.

 SECTION 13. NOTICE, Unless otherwise specifically provided herein, all communications under this Warrant shall be in writing and shall be deemed to have been duly given (a) on the date personally delivered to the party to whom notice is to be given, (b) on the business day after delivery to Federal Express or similar overnight courier which utilizes a written form of receipt, or (c) on the third day after mailing, if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed, return receipt requested. All notices shall be addressed as follows or at such other address as the Warrant holder or the Company may designate by five days' advance written notice to the other:

              If to the Company:

              Turbodyne Technologies, Inc
              315 Meigs Road
              Santa Barbara, CA 93109


                  If to the Holder:

         --------------------------

         --------------------------

         --------------------------

Section 14. REGISTRATION. The Company shall maintain books for the transfer and registration of the Warrant. Upon the initial issuance of this Warrant, the Company shall issue and register the Warrant in the name of the Holder.

Section 15. SUCCESSORS. All the covenants and provisions hereof by or for the benefit of the Holder shall bind and inure to the benefit of its respective successors and assigns hereunder.

Section 16. GOVERNING LAW. This Warrant shall be governed by, and construed in accordance with, the internal laws of the State of New York, without reference to the choice of law provisions thereof. The Company and, by accepting this Warrant, the Holder, each irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in Manhattan County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Warrant and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Warrant. The Company and, by accepting this Warrant, the Holder, each irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court

Section 17. NO RIGHTS AS SHAREHOLDER. Prior to the exercise of this Warrant, the Holder shall not have or exercise any rights as a shareholder of the Company by virtue of its ownership of this Warrant unless specifically set forth herein.

Section 18. AMENDMENTS. This Warrant shall not be amended without the prior written consent of the Company and the then current Holder.

Section 19. SECTION HEADINGS. The section headings in this Warrant are for the convenience of the Company and the Holder and in no way alter, modify, amend, limit or restrict the provisions hereof.




IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed, as
of this                   , 2007



                                                  Turbodyne Technologies Inc.


                                                 By:___________________________
                                                 Name:    _____________________
                                                 Title:   _____________________

                                   APPENDIX A
                           TURBODYNE TECHNOLOGIES INC
                              WARRANT EXERCISE FORM

To:. Turbodyne Technologies Inc


         The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant ("Warrant") for, and to purchase thereunder by the payment of the Warrant Price and surrender of the Warrant, _______________ shares of Common Stock ("Warrant Shares") provided for therein, and requests that certificates for the Warrant Shares be issued as follows:

                           -------------------------------
                           Name
                           --------------------------------
                           Address
                           ================================
                           Federal Tax ID or Social Security No.

         and delivered by

        |_| certified mail to the above address, or |_| electronically (provide DWAC Instructions:___________________), or |_| other (specify: __________________________________________).

and, if the number of Warrant Shares shall not be all the Warrant Shares purchasable upon exercise of the Warrant, that a new Warrant for the balance of the Warrant Shares purchasable upon exercise of this Warrant be registered in the name of the undersigned Holder or the undersigned's Assignee as below indicated and delivered to the address stated below.

Dated: ___________________, ____

Note:  The signature must correspond with the    Signature:_____________________
name of the registered holder as written on the  ______________________________
first page of the Warrant in every particular,   Name (please print)
without alteration or enlargement or any change  _____________________
whatever, unless the Warrant has been assigned.  _____________________
                                                 Address
                                                 ------------------------------
                                                 Federal Identification or
                                                 Social Security No.



                                      B-1